UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

90-92 Main Street, Wellsboro, PA	16901
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (570) 724-3411

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Par Value $1.00	CZNC	NASDAQ Capital Market

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

On April 1, 2019, Citizens & Northern Corporation (C&N), along with Monument Bancorp, Inc. (Monument) announced the completion of the merger of Monument with and into C&N. Monument was the parent company of Monument Bank, a commercial bank with headquarters in Bucks County, Pennsylvania. Concurrent with the merger of the parent companies, Monument Bank merged into C&N’s wholly-owned subsidiary, Citizens & Northern Bank. This Form 8-K/A hereby amends the initial Report to file the historical financial statements of Monument and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Monument’s audited financial statements as of and for the years ended December 31, 2018 and 2017 are incorporated by reference to Exhibit 99.1 of this Form 8-K/A.

Monument’s unaudited financial statements as of March 31, 2019 and December 31, 2018 and for the three-month periods ended March 31, 2019 and 2018 are incorporated by reference to Exhibit 99.2 of this Form 8-K/A.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.3 of this Form 8-K/A.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

23	Consent of S.R. Snodgrass, P.C. – Filed herewith

99.1	Monument’s audited financial statements for the years ended December 31, 2018 and 2017

99.2	Monument’s unaudited financial statements for the three-month periods ended March 31, 2019 and 2018

99.3	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: June 17, 2019	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer